PANORAMA PREMIER
Supplement dated December 8, 2000
to the prospectus dated May 1, 2000

On December 8, 2000, Massachusetts Mutual Life Insurance Company substituted:

1.	Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which were held in the Panorama LifeSpan Balanced Sub-Account;
2.	Shares of Oppenheimer Main Street® Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which were held in the Panorama LifeSpan Capital Appreciation Sub-Account; and
3.	Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which were held in the Panorama LifeSpan Diversified Income Sub-Account.

As a result of this substitution, the Panorama LifeSpan Balanced Portfolio, the Panorama LifeSpan Capital Appreciation Portfolio, and the Panorama LifeSpan Diversified Income Portfolio no longer serve as investment choices under your Panorama Premier certificate. Your Panorama Premier investment choices now consist of two fixed account options as well as thirty-eight funds offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4. Please disregard any reference to the Panorama LifeSpan Balanced Portfolio, the Panorama LifeSpan Capital Appreciation Portfolio, and the Panorama LifeSpan Diversified Income Portfolio contained in the May 1, 2000 Panorama Premier prospectus.

The May 1, 2000 prospectuses for the Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, and the MML Blend Fund are attached to the May 1, 2000 Panorama Premier prospectus. Please read the prospectuses for these funds carefully before investing.

December 8, 2000